                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                13 1/2% SENIOR DISCOUNT NOTES DUE 2007, SERIES A
                                       OF

                              GOLDEN SKY DBS, INC.
              PURSUANT TO THE PROSPECTUS DATED             , 1999

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON             , 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:
                    UNITED STATES TRUST COMPANY OF NEW YORK

  By Overnight Courier and by
             Hand
   delivery after 4:30 PM on     By Hand Delivery to 4:30 PM:     By Registered or Certified
       Expiration Date:           United States Trust Company                Mail:
  United States Trust Company             of New York             United States Trust Company
          of New York              111 Broadway, Lower Level              of New York
   770 Broadway, 13th Floor      Attn: Corporate Trust Window    P.O. Box 844, Cooper Station
Attn: Corporate Trust Services     New York, New York 10006     Attn: Corporate Trust Services
   New York, New York 10003                                      New York, New York 10276-0844

       FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE
                AT 800-548-6565, OR BY FACSIMILE AT 212-780-0592

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated             ,
1999 (the "Prospectus"), of Golden Sky DBS, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount at maturity of its 13 1/2% Senior Discount Notes due 2007, Series B (the "New Notes"), for each $1,000 principal amount at maturity of its outstanding 13 1/2% Senior Discount Notes due 2007, Series A (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer.

     The undersigned hereby tenders the Old Notes described under "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes, and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficiary Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer."

     The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s) -- Purchaser Status" and "Beneficial Owner(s) -- Residence."

     Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) complete the boxes entitled "Beneficial Owner(s) -- Purchaser Status" and "Beneficial Owner(s) -- Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange and
(i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer." See Instruction 2.

------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------
                                                                                                 (4)
                                                                                              PRINCIPAL
                                                                             (3)         AMOUNT AT MATURITY
                                                                          AGGREGATE           TENDERED
                      (1)                                (2)              PRINCIPAL         FOR EXCHANGE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     PRIVATE NOTE           AMOUNT            (MUST BE IN
OF OLD NOTE(S), EXACTLY AS NAME(S) APPEAR(S) ON    NUMBERS (ATTACH       AT MATURITY          INTEGRAL
                   OLD NOTE(S)                     SIGNED LIST, IF     REPRESENTED BY       MULTIPLES OF
   CERTIFICATE(S) (PLEASE FILL IN, IF BLANK):        NECESSARY)       CERTIFICATE(S)(1)      $1,000)(2)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                           TOTAL PRINCIPAL AMOUNT AT MATURITY OF NOTES TENDERED:
------------------------------------------------------------------------------------------------------------
  1. Unless indicated in the column "Principal Amount at Maturity Tendered For Exchange," any tendering
     Holder of 13 1/2% Senior Discounted Notes due 2007, Series A, will be deemed to have tendered the entire aggregate principal amount at maturity represented by the column labeled "Aggregate Principal
     Amount at Maturity Represented by Certificate(s)."
  2. The minimum permitted tender is $1,000 in principal amount at maturity of 13 1/2% Senior Discount Notes due 2007, Series A. All other tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------

[ ]CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.
[ ]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

   Name of Tendering Institution:
                                 -----------------------------------------------

   Account Number:
                  --------------------------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

[ ]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name of Registered Holder of Private Note(s):
                                                --------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                                      --------------------------

   Window Ticket Number (if available):
                                       -----------------------------------------

   Name of Institution that Guaranteed Delivery:
                                                --------------------------------

   Account Number (if delivered by book-entry transfer):
                                                        ------------------------

[ ]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
--------------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount at maturity not exchanged for New Notes, or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:
----------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------

------------------------------------------------

------------------------------------------------
                               (Include Zip Code)

------------------------------------------------
                  (Tax Identification or Social Security No.)

Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount at maturity not exchanged for New Notes, or Old Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Name:
----------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------

------------------------------------------------

------------------------------------------------
                               (Include Zip Code)

------------------------------------------------
                  (Tax Identification or Social Security No.)

---------------------------------------------------------------------------------------------
                              BENEFICIAL OWNER(S) -- RESIDENCE
---------------------------------------------------------------------------------------------
      STATE OF DOMICILE/PRINCIPAL PLACE           PRINCIPAL AMOUNT AT MATURITY OF PRIVATE
        OF BUSINESS OF EACH BENEFICIAL                   NOTES HELD FOR ACCOUNT OF
              OWNER OF OLD NOTES                            BENEFICIAL OWNER(S)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           BENEFICIAL OWNER(S) -- PURCHASER STATUS
---------------------------------------------------------------------------------------------
  The beneficial owner of each of the Old Notes described herein is (check the box that applies):
  [ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)
  [ ] An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2), (3) or (7)
      under the Securities Act)
  [ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities
      Act
  [ ] Other (describe):
  -------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Pursuant to the offer by Golden Sky DBS, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the
Prospectus dated             , 1999 (the "Prospectus") and this Letter of
Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount at maturity of its 13 1/2% Senior Discount Notes due 2007, Series B (the "New Notes"), for each $1,000 principal amount at maturity of its outstanding 13 1/2% Senior Discount Notes due 2007, Series A (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, in accordance with the terms of the Exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and complete with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes; and (iii) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

     By tendering, the undersigned hereby further represents to the Company that
(i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above and any resales of New Notes obtained by the undersigned in exchange for the Old Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (v) neither the undersigned nor any beneficial owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not entered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

     IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                          TENDERING HOLDERS SIGN HERE

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
---------------------------------------

     Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificates) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

Principal place of business (if different from address listed above):
------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.: (---------)
------------------------------

Tax Identification or Social Security Nos.:
--------------------------------------------------------------

                      PLEASE COMPLETE SUBSTITUTE FORM W-9

                           GUARANTEE OF SIGNATURE(S)

         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

Name and Title:
--------------------------------------------------------------------------------
                                 (Please Print)

Name and Title:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

          a. The Securities Transfer Agents Medallion Program (STAMP)

          b. The New York Stock Exchange Medallion Signature Program (MSP)

          c. The Stock Exchange Medallion Program (SEMP)

     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. Delivery of This Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender elected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Old Notes, the certificate numbers(s) of such Old Notes and the principal amount at maturity of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof, together with the certificates) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificates) for all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE

EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts at maturity of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. Withdrawals. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount at maturity of such Old Notes), and (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature Guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount at maturity . If a tender for exchange is to be made with respect to less than the entire principal amount at maturity of any Old Note, fill in the principal amount at maturity of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount at maturity of the Old Notes will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. Signatures on This Letter of Transmittal, Assignment and Endorsements.

          (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

          (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

          (d) When this Letter of Transmittal is signed by the holder of Old Notes listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

          (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Special Issuance and Delivery Instructions. If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

     11. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 attached hereto, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
              OF 13 1/2% SENIOR DISCOUNT NOTES DUE 2007, SERIES A
                            OF GOLDEN SKY DBS, INC.

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1999 (the "Prospectus") of Golden Sky DBS, Inc., a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 13 1/2% Senior Discount Notes due 2007, Series A (the "Old Notes"), held by you for the account of the undersigned.

     The aggregate principal amount at maturity of the Old Notes held by you for the account of the undersigned is (fill in amount): $__________________ of the Old Notes.

     With respect to the Exchange offer, the undersigned hereby instructs you (check appropriate box):

[ ] To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

    $_____________________ of the Old Notes.


[ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Old Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ________________________, (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of New Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of New Notes obtained be the undersigned in exchange for the Old Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (vii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act;
(b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Old Notes.

     The purchaser status of the undersigned is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the
    Securities Act)

[ ] An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2),
    (3) or (7) under the Securities Act)

[ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities Act

[ ] Other (describe):
---------------------------------------------

                                   SIGN HERE

Name of Beneficial Owner(s):
--------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (please print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Principal place of business (if different from address listed above):
------------------------------------

--------------------------------------------------------------------------------

Telephone Number(s):
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number(s):
-------------------------------------------------

Date:
--------------------------------------------------------------------------------

               TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES

--------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: GOLDEN SKY DBS, INC.
--------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                        PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT       ------------------------------------
                                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                Social Security Number
  FORM W-9                                                                                                 or
  Department of the Treasury                                                              ------------------------------------
  Internal Revenue Service                                                                   Employer Identification Number
                                   ---------------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR               PART II -- Certification -- Under penalties of perjury, I certify that:
  TAXPAYER IDENTIFICATION
  NUMBER ("TIN")                    (1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and
                                    (2) I am not subject to backup withholding either because I have not been notified by the
                                        Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                    Certification Instructions -- You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                   ---------------------------------------------------------------------------------------------
                                   Name: -------------------------------------------                   PART III --
                                            (Please Print)
                                                                                                    Awaiting TIN [ ]
                                   Address: -----------------------------------------
                                              (Including Zip Code)
                                   Signature ----------------------------------------
                                   Date ---------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
                  THE BOX IN PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature
------------------------------------------------                            Date
---------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
---------------------------------------------------------
---------------------------------------------------------

    FOR THIS TYPE OF ACCOUNT:             GIVE THE
                                           SOCIAL
                                          SECURITY
                                        NUMBER OF --
---------------------------------------------------------
 1.  An individual's account       The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, any
                                   one of the
                                   individuals(1)
 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person(1)
 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint        The adult or, if the
     account)                      minor is the only
                                   contributor, the
                                   minor(1)
 6.  Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable        The grantor-
       savings trust account       trustee(1)
     (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
       that is not a legal or
     valid   trust under State
     law
 8.  Sole proprietorship account   The owner(4)

    FOR THIS TYPE OF ACCOUNT:             GIVE THE
                                          EMPLOYER
                                       IDENTIFICATION
                                        NUMBER OF --
---------------------------------------------------------
 9.  A valid trust, estate, or     Legal entity (Do not
     pension trust                 furnish the
                                   identifying number of
                                   the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself is
                                   not designated in the
                                   account title.)(5)
10.  Corporate account             The corporation
11.  Religious, charitable, or     The organization
     educational organization
     account
12.  Partnership held in the name  The partnership
     of the business
13.  Association, club or other    The organization
     tax-exempt organization
14.  A broker or registered        The broker or nominee
     nominee
15.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a State or local
     governmental, school
     district or prison) that
     receives agricultural
     program payments

---------------------------------------------------------
                       ---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 - A corporation.

 - A financial institution.

 - An organization exempt from tax under section 501(a), or an individual retirement plan.

 - The United States or any agency or instrumentality thereof.

 - A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 - An international organization or any agency or instrumentality thereof.

 - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 - A real estate investment trust.

 - A common trust fund operated by a bank under section 584(a).

 - An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a) (1).

 - An entity registered at all times under the Investment Company Act of 1940.

 - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 - Payments to nonresident aliens subject to withholding under section 1441.

 - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

 - Payments of patronage dividends where the amount renewed is not paid in money.

 - Payments made by certain foreign organizations.

 - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $6.00 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 - Payments described in section 6049(b)(5) to non-resident aliens.

 - Payments on tax-free covenant bonds under section 1451.

 - Payments made by certain foreign organizations.

 - Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and F6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.